Taxation - Summary of tax relating to components of other comprehensive income or loss (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Tax on fair value movements:
– Cash flow hedge fair value gains	$ 21	$ 62	$ 3
Tax (charge)/credit on re-measurement gains/(losses) on pension and post-retirement healthcare plans	(123)	(305)	112
Deferred tax relating to components of other comprehensive income for the year (note 15)	$ (102)	$ (243)	$ 115